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                                  SCHEDULE I

    INFORMATION CONCERNING THE DIRECTORS AND EXECUTIVE OFFICERS OF OFFEROR

  Directors and Executive Officers of Offeror. Set forth below is the name, current business address, citizenship and the present principal occupation or employment and material occupations, positions, offices or employments for the past five years of each director and executive officer of Offeror. The principal address of Offeror and the current business address for each individual listed below is 1801 California St., Denver, Colorado 80202. Directors of the Offeror are identified by an asterisk. Unless otherwise indicated, each such person is a citizen of the United States and each occupation set forth opposite the individual's name refers to employment with Offeror.

                                             Present Principal Occupation or
                                                       Employment;
                                            Material Positions Held During the
    Name and Current Business Address                Past Five Years
    ---------------------------------     -------------------------------------
 Hank Brown*............................  President of the University of
                                          Northern Colorado since 1998.
                                          Director of the Center for Public
                                          Policy for the University of Denver
                                          from 1997 to 1998. United States
                                          Senator for the State of Colorado
                                          from 1991 to 1997. United States
                                          Congressman for the State of Colorado
                                          from 1981 to 1991. Various positions
                                          with Monfort of Colorado Incorporated
                                          from 1969 to 1981. United States Navy
                                          from 1962 to 1966. Attorney and
                                          Certified Public Accountant. Director
                                          of Sealed Air Corporation.
 George J. Harad*.......................  Director of the Offeror's predecessor company until June, 1998. Chairman of
                                          the Board of Boise Cascade
                                          Corporation since 1995. President and
                                          Chief Executive Officer of Boise
                                          Cascade Corporation since 1994.
                                          President and Chief Operating Officer
                                          of Boise Cascade Corporation from
                                          1991 to 1994. Chairman of the Board
                                          of Boise Cascade Office Products
                                          Corporation since 1995. Director of
                                          Allendale Insurance Company.
 Marilyn Carlson Nelson*................  Director of the Offeror's predecessor company from 1993 until June, 1998.
                                          President, Chief Executive Officer
                                          and Vice Chair of Carlson Companies,
                                          Inc., Co-Chair Carlson Wagonlit
                                          Travel. Since joining Carlson
                                          Companies in 1989, Ms. Nelson has
                                          held various positions with Carlson
                                          Companies including Director, Chief
                                          Operating Officer and Senior Vice
                                          President of Carlson Holdings, Inc.
                                          Ms. Nelson is also President elect of
                                          Travel Industry of America, and a
                                          member of the United States National
                                          Tourism Organization, World Travel
                                          and Tourism Council, International
                                          Advisory Council, Center for
                                          International Leadership and
                                          Committee of 200. Director of Exxon
                                          Corporation; Carlson Companies, Inc.
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
 Peter S. Hellman*......................  Former President and Chief Operating
                                          Officer of TRW Inc. (1995-1999).
                                          Assistant President of TRW Inc. from
                                          1994 to 1995. Chief Financial Officer
                                          from 1992 to 1994. Vice
                                          President and Chief Financial Officer
                                          from 1991 to 1992. Vice President and
                                          Treasurer from 1989 to 1991. Various
                                          positions with BP America from 1979
                                          to 1989 and the Irving Trust Company
                                          from 1972 to 1979. Director of
                                          Arkwright Mutual Insurance Company.
 Frank Popoff*..........................  Director of the Offeror's predecessor company from 1993 until June, 1998.
                                          Chairman of The Dow Chemical Company
                                          since 1992. Chief Executive Officer
                                          of The Dow Chemical Company from 1987
                                          to 1995. Director of American Express
                                          Company; Chemical Financial
                                          Corporation; United Technologies
                                          Corporation.
 Linda G. Alvarado*.....................  President and Chief Executive Officer
                                          of Alvarado Construction, since 1978.
                                          Director of Cyprus Amax Minerals
                                          Company; Engelhard Corporation;
                                          Pitney.
 Craig R. Barrett*......................  President and Chief Executive Officer
                                          of Intel Corporation since 1998.
                                          President and Chief Operating Officer
                                          of Intel Corporation from 1997 to
                                          1998, Executive Vice President and
                                          Chief Operating Officer from 1993-
                                          1997 and Executive Vice-President
                                          from 1990-1993. Senior Vice-President
                                          and General Manager of the
                                          Microcomputer Components Group of
                                          Intel Corporation from 1989 to 1990.
                                          Vice President/ Senior Vice-President
                                          and General Manager of the Components
                                          Technology and Manufacturing Group of
                                          Intel Corporation from 1985 to 1989,
                                          and Vice President from 1984 to 1985.
                                          Various technology, engineering and
                                          manufacturing management positions
                                          with Intel Corporation from 1974 to
                                          1984. Professor of Engineering at
                                          Stanford University from 1965 to
                                          1974. Director or Intel corporation;
                                          SEMATECH.
 Jerry J. Colangelo*....................  Owner, Chairman and Chief Executive
                                          Officer of the Arizona Diamondbacks
                                          since 1995. President and Chief
                                          Executive Officer of the Phoenix
                                          Suns, NBA since 1987. General Manager
                                          of the Phoenix Suns, NBA from 1968 to
                                          1987. Head Scout and Director of
                                          Merchandising for the Chicago Bulls,
                                          NBA from 1966 to 1968. Associate of
                                          D.O. Klein & Associates from 1964 to
                                          1965. Partner at the House of
                                          Charles, Inc. from 1962 to 1964.
                                          Director of Phoenix Art Museum;
                                          Phoenix Community Alliance; Arizona.
 Manuel A. Fernandez....................  Chairman of the Board of Gartner
                                          Group, Inc. since 1998; Chairman and
                                          Chief Executive Officer of Gartner
                                          Group, 1995-1998; President of
                                          Gartner Group, 1991-1995; Prior to
                                          1995, President, Chief Executive
                                          Officer, Dataquest Inc.; Director,
                                          Brunswick Corporation and Getty
                                          Images.
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
 Solomon D. Trujillo*...................  President and Chief Executive Officer
                                          of U S WEST since 1998. President and
                                          Chief Executive Officer of the
                                          Communications Group of the Offeror's
                                          predecessor company from 1995 to
                                          1998. President and Chief Executive
                                          Officer of U S WEST Dex, Inc. from
                                          1992 to 1995. Mr. Trujillo joined The
                                          Mountain States Telephone and
                                          Telegraph Company in 1974 and has
                                          been affiliated with U S WEST and its
                                          predecessors since that time, serving
                                          in various marketing, sales, finance
                                          and public policy positions. Director
                                          of BankAmerica Corporation; Dayton
                                          Hudson Corporation.
 Betsy J. Bernard.......................  Executive Vice President--Retail
                                          Markets. Before joining U S WEST, Ms.
                                          Bernard was head of AVIRNES, an
                                          advanced international
                                          telecommunications services company.
                                          Prior to that, Ms. Bernard was
                                          President and CEO of Pacific Bell
                                          Communications, the long-distance
                                          subsidiary of Pacific Telesis Group.
                                          Before joining PacBell, she worked
                                          for AT&T for eighteen years in a
                                          number of positions. Ms. Bernard
                                          serves on the board of directors of
                                          Mile High United Way.
 Janet K. Cooper........................  Vice President--Treasurer and
                                          Controller. Ms. Cooper has been the
                                          Vice President and Treasurer of U S
                                          WEST Communications, Inc. since May
                                          of 1998. Before joining U S WEST, Ms.
                                          Cooper was Vice President of Treasury
                                          and Tax Business of The Quaker Oats
                                          Company from 1992 to 1998. Ms. Cooper
                                          joined The Quaker Oats Company in
                                          1978 and held various financial and
                                          managerial positions.
 John A. Kelley, Jr. ...................  President of Wholesale--U S WEST
                                          Communications, Inc. Mr. Kelley
                                          became President of Wholesale--U S
                                          WEST Communications, Inc. in April
                                          1998. Prior to his current
                                          assignment, Mr. Kelley was Vice
                                          President--Large Business and
                                          Government Accounts and President--
                                          Federal Services of U S WEST
                                          Communications, Inc. since 1995.
                                          Prior to joining U S WEST, Mr. Kelley
                                          was Area President for Mead
                                          Corporation's Zellerbach Southwest
                                          businesses and Vice President and
                                          General Manager for Zellerbach's
                                          Industrial Business Unit.
 Mark D. Roellig........................  Executive Vice President--Public
                                          Policy, Human Resources & Law,
                                          General Counsel and Secretary. In
                                          June 1998, Mr. Roellig became
                                          Executive Vice President-- Public
                                          Policy, Human Resources and Law,
                                          General Counsel and Secretary of U S
                                          WEST, Inc. Previously, Mr. Roellig
                                          was Vice President--Public Policy and
                                          Regulatory Law of U S WEST
                                          Communications Group from 1997 until
                                          June 1998. Mr. Roellig had served as
                                          a Vice President of the Offeror's
                                          predecessor company since 1994 and
                                          has held a variety of positions in
                                          the Law Department of that firm since
                                          1983.
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
 James A. Smith.........................  Executive Vice President and
                                          President of U S WEST Dex, Inc. In
                                          June 1998, Mr. Smith became Executive
                                          Vice President of U S WEST, Inc. He
                                          has served as President and Chief
                                          Executive Officer of U S WEST Dex,
                                          Inc. since 1997. Mr. Smith had been a
                                          Vice President of Old U S WEST since
                                          1987 and has held a variety of
                                          operational, marketing and management
                                          positions with the Offeror's
                                          predecessor company and its
                                          predecessors for 20 years. Mr. Smith
                                          serves on the boards of the U S WEST
                                          Foundation, the Public Education
                                          Network, The Children's Hospital and
                                          The Wigwam Club, Inc.
 Allan R. Spies.........................  Executive Vice President and Chief
                                          Financial Officer. In June 1998, Mr.
                                          Spies became Executive Vice President
                                          and Chief Financial Officer of U S
                                          WEST, Inc. Previously, Mr. Spies was
                                          Vice President and Chief Financial
                                          Officer of U S WEST Communications
                                          Group since 1997. Mr. Spies had been
                                          a Vice President of the Offeror's
                                          predecessor company since 1995 and
                                          has held a variety of finance and
                                          management positions with Old U S
                                          WEST and its predecessors for over 28
                                          years.
 Gregory M. Winn........................  Executive Vice President--Operations
                                          and Technology. Mr. Winn became
                                          Executive Vice President--Operations
                                          and Technology in July of 1998. Mr.
                                          Winn served as Executive Vice
                                          President--Retail Markets for U S
                                          WEST Communications Group from 1997
                                          to 1998 and for U S WEST from June
                                          1998 until July of 1998. Mr. Winn had
                                          been a Vice President of the
                                          Offeror's predecessor company since
                                          1994 and has held a variety of
                                          marketing and sales positions with
                                          Old U S WEST and its predecessors for
                                          28 years.

  Except for Ms. Bernard, Ms. Cooper and Mr. Kelley, each of the above executive officers has held a managerial position with the Offeror's predecessor company or an affiliate thereof since 1994.

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